INCOME TAX - Effective Tax Reconciliation (Details)	3 Months Ended	7 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2020
INCOME TAX
Statutory federal income tax rate	0.00%	21.00%	0.00%
State taxes, net of federal tax benefit		0.00%
Transaction costs attributable to warrant liabilities		(0.80%)
Change in fair value of warrant liabilities		(19.80%)
Change in valuation allowance		(0.40%)
Income tax provision		0.00%